EXHIBIT 99.1

HPI PARTNERS, LLC AND SUBSIDIARY

Financial Statements

December 31, 2008 and 2007

To the Board of Directors and Shareholders
HPI Partners LLC and Subsidiaries
Englewood, Colorado

Report of Independent Registered Public Accounting Firm

We have audited the balance sheets of HPI Partners, LLC. as of December 31, 2008 and 2007 and the related statements of operations, members’ equity and cash flows for the year ending December 31, 2008 and from November 8, 2007 (Date of Inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on my audit.

We conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that my audit provides reasonable basis for my opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HPI Partners, LLC and Subsidiary as of December 31, 2008 and 2007, the results of operations members’ equity and cash flows for the year ending December 31, 2008 and from November 8, 2007 (Date of Inception) to December 31, 2008 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in the footnotes to the financial statements, the Company has incurred net losses since inception, which raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

/S/ HAWKINS ACCOUNTING
July 12, 2009
Los Angeles, CA

HPI PARTNERS, LLC AND SUBSIDIARY Consolidated Balance Sheets

	December 31,	December 31,
	2008	2007
Assets
Cash	$292	$39,953
Accounts receivable	20,000	-
Deposits	3,750	-
Prepaid expenses	8,045	-
Debt Securities (Note 1)	-	100,000
Notes receivable (Note 6)	120,750	-
Investment securities - marked to market (Note 1)	35,000
Equipment, less accumulated depreciation of $268 (2008)	2,032	-
Other assets	4,948	-

	$194,817	$139,953

Liabilities and Members Deficit
Current liabilities:
Accounts and notes payable:
Accounts payable, included related parties of
$46,757 (2008) and $20 (2007) (Note 3)	$276,320	$1,572
Notes payable, including related parties of
$33,292 (2008) and $0 (2007) (Notes 3, 4)	108,946	25,000
Convertible notes payable, including related parties of
$25,000 (2008) and $25,000 (2007) (Notes 3, 4)	225,000	125,000
Payroll liabilities (Note 5)	52,576	-
Accrued expenses	3,576	-
Accrued interest payable:
Interest payable, promissory notes (Notes 3, 4)	2,070	82
Interest payable, convertible notes (Notes 3, 4)	21,426	424

Total current liabilities	689,914	152,078

Commitments and contingencies (Note 8)

Members equity deficiency:
Members equity (Note 7)	1,636,800	-
Accumulated deficit	(2,131,897)	(12,125)

Total members deficit	(495,097)	(12,125)

Total liabilities and members equity	$194,817	$139,953

See notes to consolidated financial statements.

HPI PARTNERS, LLC AND SUBSIDIARY Consolidated Statements of Operations

	Year ended December 31,
	2008	2007

Fee revenue	$20,000	$-

Operating expenses:
Product development expense	14,879	-
Selling, general and administrative	937,233	6,619
	952,112	6,619
Other expense (income)
Asset acquisition costs (Notes 1, 6)	380,329	5,000
Unrealized loss on investments (Note 1)	175,000	-
Write-down of debt securities (Note 1)	605,563	-
Interest expense, including related party
interest of $5,197 (2008) and $90 (2007) (Notes 3, 4, 6)	26,768	506
	1,187,660	5,506

Net loss	$(2,119,772)	$(12,125)

See notes to consolidated financial statements.

HPI PARTNERS, LLC AND SUBSIDIARY Consolidated Statements of Members' Deficit

	Membership interests	Accumulated deficit	Total members' equity deficiency
Balance at November 11, 2008 Inception Date	$-	$-	$-

Net loss	-	(12,125)	(12,125)

Balance at December 31, 2007		(12,125)	(12,125)

January through December 2008,
sale of membership interests (Note 7)	1,486,800	-	1,486,800

December 2008, issuance of membership
interest for debt (Note 1)	150,000	-	150,000

Net loss		(2,119,772)	(2,119,772)

Balance at December 31, 2008	$1,636,800	$(2,131,897)	$(495,097)

See notes to consolidated financial statements.

HPI PARTNERS, LLC AND SUBSIDIARY Consolidated Statements of Cash Flows

	Year ended December 31,
	2008	2007

Cash flows from operating activities:
Net Loss	$(2,119,772)	$(12,125)

Adjustments to reconcile net loss to net
cash used by operating activities:
Issuance of membership interest in exchange for
debt securities (Note 1)	150,000	-
Depreciation	268	-
Write-down of debt securities (Note 1)	605,563	-
Unrealized loss (Note 1)	175,000	-
Change in operating assets and liabilities:
Increase in notes receivable (Note 6)	(120,750)	-
Increase in accounts receivable	(20,000)	-
Increase in other assets	(16,743)	-
Increase in accounts payable (Note 3)	274,748	1,572
Increase in payroll liabilities (Note 5)	52,576	-
Increase in accrued expenses	26,566	506
Net cash used in operating acvities	(992,544)	(10,047)

Cash flows from investing activities:
Equipment	(2,300)	-
Debt securities (Notes 1)	(715,564)	(100,000)
Net cash used in investing activities	(717,864)	(100,000)

Cash flows from financing activities:
Issuance of notes payable (Notes 3, 4)	235,800	75,000
Payments of notes payable (Notes 3, 4)	(151,853)
Issuance of convertible notes payable (Notes 3, 4)	100,000	75,000
Issuance of membership interests (Note 7)	1,486,800
Net cash provided by financing activities	1,670,747	150,000

Net change in cash and cash equivalents	(39,661)	39,953

Cash and cash equivalents:
Beginning of period	39,953	-

End of period	$292	$39,953

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$-	$-
Interest	$6,167	$-

See notes to consolidated financial statements.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

1.           Business, Organization and Basis of Presentation

HPI Partners, LLC (the “Company”) is a Colorado limited liability company formed on November 8, 2007.  The Company was formed to acquire two secured promissory notes and certain collateralized assets of Hydrogen Power, Inc. (“HPI”) underlying those notes out of receivership in King County Washington.  In order to acquire the collateralized assets, on April 4, 2008, the Company purchased two promissory notes secured by the assets of HPI (the “Secured Notes”) owned by two institutional investors for a total of $815,564.  In September 2008, the Company was awarded all of HPI’s assets excluding cash and computer data, laboratory notebooks, and patents and patent applications that are subject to arbitration proceedings in which the Company is a party.

On May 16, 2008, the Company formed AlumiFuel Power, Inc., a Colorado corporation, which is a wholly-owned operating subsidiary of the Company.  AlumiFuel Power, Inc. of Philadelphia, Pennsylvania (“API”), is an early production-stage alternative energy company that generates hydrogen gas and steam for multiple niche applications requiring on-site, on-demand fuel sources.  API’s hydrogen drives fuel cells for back-up, remote, and portable power, fills inflatable devices such as weather balloons, and can replace costly, hard-to-handle and high pressure K-Cylinders. Its steam/hydrogen output is also being designed to drive turbine-based underwater propulsion systems and auxiliary power systems.

Inherent in the Company’s business are various risks and uncertainties, including its limited operating history.  The Company’s future success will be dependent upon the successful commercialization of its hydrogen generation technology.

In connection with the Company’s acquisition of the HPI assets, the acquisition of certain intellectual property of HPI was disputed.  Accordingly, the Company is party to an arbitration proceeding to determine whether this intellectual property can be transferred to the Company as part of the asset acquisition.  While the Company believes it is entitled to ownership of these disputed assets and therefore will prevail in the arbitration, the Company does not believe the acquisition of this intellectual property is necessary to operate its business and will continue to operate whatever the outcome of the arbitration proceedings may be.

The financial statements presented for the years ended December 31, 2008 and 2007 include HPI Partners, LLC for the year ended December 31, 2007 and HPI Partners, LLC and AlumiFuel Power, Inc. for the year ended December 31, 2008.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying financial statements, the Company has had very limited revenue through December 31, 2008, and has an accumulated net deficit of $2,131,897 from its inception through December 31, 2008.  These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependent on its ability to raise capital through equity offerings and debt borrowings to meet its obligations on a timely basis and ultimately to attain profitability.

The accompanying consolidated financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“USGAAP”). The consolidated financial statements of the Company include the Company and its subsidiary.  All material inter-company balances and transactions have been eliminated.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

Acquisition of Hydrogen Power, Inc. Assets

Effective September 3, 2008, the Company acquired certain of the assets of HPI out of receivership proceedings in King County, Washington.   The Company was awarded all of HPI’s assets excluding cash and computer data, laboratory notebooks, and patents and patent applications that are subject to arbitration proceedings in which the Company is a party.  The assets acquired included furniture and fixtures, tools and laboratory equipment, certain prototype reactors and 3,500,000 shares of FastFunds Financial Corporation common stock valued at $210,000 on the acquisition date.

Through December 31, 2008, the Company recorded a total of $1,200,893 for the purchase of the HPI assets including $815,564 through purchase of the Secured Notes and $385,329 in “asset acquisition costs” comprised of $209,068 in legal fees and $176,261 in expenses paid on behalf of HPI during the receivership to preserve the assets.  The $815,564 was classified as “Debt securities” on our balance sheet including $100,000 acquired in December 2007 and the balance of $, 715,564 acquired during 2008.  Of the $815,564 cost to acquire the Secured Notes, $665,564 was paid directly to the noteholders.  In December 2008, the Company agreed to issue membership interests to two of the Company’s members that loaned HPI, in February 2008, $150,000 to make payments on the Secured Notes.  Because this amount directly reduced the amounts that HPI Partners subsequently paid to the noteholders for HPI Partners’ acquisition of the Secured Notes, the Company concluded this liability should be assumed by the Company.  Therefore, this amount was converted to a proportionate membership interest in the Company.

The 3,500,000 shares of FastFunds Financial Corporation common stock are presented on the balance sheet as “Investment securities – marked to market” and are marked to their fair value at the end of each reporting period.  Accordingly, the shares were valued at the closing market price for the common stock of $0.01 at December 31, 2008, or $35,000, with the corresponding decrease in value of $175,000 reported as “Unrealized loss on investment” on the statements of operations.

As of December 31, 2008, the Company and its managers evaluated the likelihood of future repayment on the debt securities and determined they were permanently impaired as of that date.  Accordingly, the difference of $605,563 was recorded as “write-down of debt securities” as of December 31, 2008.

2.           Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.  Cash equivalents at December 31, 2008 were $292.

Stock-based Compensation

The Company accounts for stock-based compensation arrangements in accordance with the provisions of, and accounts for stock-based compensation in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 – revised 2004 (“SFAS 123R”) Share-Based Payment which replaced SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”) and supersedes Opinion No. 25 of the Accounting Principles Board, Accounting for Stock Issued to Employees (APB 25).  The Company elected the modified-prospective method, under which prior periods are not revised for comparative purposes.  As of December 31, 2008, the Company had no outstanding stock options or warrants.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

Debt Issue Costs

The costs related to the issuance of debt are capitalized and amortized to interest expense using the straight-line method over the lives of the related debt.  The straight-line method results in amortization that is not materially different from that calculated under the effective interest method.

Concentration of Credit Risk

The Company has concentrated its credit risk for cash by maintaining deposits in a financial institution, which may at times exceed the amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation (“FDIC”).   The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk in cash.

Financial Instruments

At December 31, 2008, the fair value of the Company’s financial instruments approximate their carrying value based on their terms and interest rates.

Recently issued accounting pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosures about fair value measurements. This statement, as it relates to financial assets and liabilities, is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  On February 12, 2008, the FASB issued FSP No. FAS 157-2, “Effective Date of FASB Statement No. 157,” which delayed the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on at least an annual basis, until January 1, 2009 for calendar year-end entities. Upon adoption, the provisions of SFAS No. 157 are to be applied prospectively with limited exceptions.  The adoption of SFAS No. 157 is not expected to have a material impact on our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “Fair Value Option for Financial Assets and Financial Liabilities”, which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company did not adopt SFAS No. 159 on any individual instrument as of January 1, 2008.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141R”). SFAS No. 141R is a revision to SFAS No. 141 and includes substantial changes to the acquisition method used to account for business combinations (formerly the “purchase accounting” method), including broadening the definition of a business, as well as revisions to accounting methods for contingent consideration and other contingencies related to the acquired business, accounting for transaction costs, and accounting for adjustments to provisional amounts recorded in connection with acquisitions. SFAS No.141R retains the fundamental requirement of SFAS No. 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS No. 141R is effective for periods beginning on or after December 15, 2008, and will apply to all business combinations occurring after the effective date. The Company is currently evaluating the requirements of SFAS No. 141R.

The FASB also issued SFAS No. 161 “Disclosures About Derivatives Instruments and Hedging Activities” in March 2008.  This statement requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting.  This statement is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008, with earlier application encouraged.  The Company is currently evaluating the requirements of SFAS No. 161.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

3.           Related Party Transactions

Effective January 1, 2008, the Company authorized a management fee of $10,000 per month paid to management of the Company through a third-party LLC.

Notes Payable

During the year ended December 31, 2008, the Company issued various promissory notes payable to one of its managers, Henry Fong, in exchange for loans totaling $69,900.  Each note carried an interest rate of 10% per annum and was due on demand.  During the year ended December 31, 2008, the Company repaid $52,336 in principal on these notes leaving a principal balance due at December 31, 2008 of $17,564.

During the year ended December 31, 2008, the Company issued various promissory notes payable to a company owned by one of its managers, Henry Fong, in exchange for loans totaling $24,100.  Each note carried an interest rate of 10% per annum and was due on demand.  During the year ended December 31, 2008, the Company repaid $21,682 in principal on these notes leaving a principal balance due at December 31, 2008 of $2,418.

In December 2007, the Company issued a convertible note payable to a company owned by one of its managers, Henry Fong, in exchange for $25,000.  This note carries and interest rate of 10% per annum and was due on January 17, 2008.  As of December 31, 2008, the entire principal balance of this note remained due and outstanding.

During the year ended December 31, 2008, the Company issued various promissory notes payable to a company owned by its Managers, Henry Fong and Thomas B. Olson, in exchange for loans totaling $46,800.  Each note carried an interest rate of 10% per annum and was due on demand.  During the year ended December 31, 2008, the Company repaid $33,490 in principal on these notes leaving a principal balance due at December 31, 2008 of $13,310.

Accounts Payable

At December 31, 2008, the Company owed the president of API, David J. Cade, $7,994 in expenses incurred by him during the year ended December 31, 2008.

At December 31, 2008, the Company owed the chief technology officer of API, John Boyle, $13,730 in consulting fees.

At December 31, 2008, the Company owed the Executive Vice President and Legal Counsel of API, Michael McAllister, $20,349 in consulting fees.

At December 31, 2008, the Company owed its manager, Henry Fong, $1,684 in expenses incurred by him during the year ended December 31, 2008.

Beginning April 1, 2008, the Company rented office space from an affiliate of its managers at the rate of $500 per month for limited office space and the use of telephone systems and other office equipment.  Rent expense totaled $4,500 during the year ended December 31, 2008, of which $3,000 remained unpaid as of that date.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

4.           Notes Payable

In December 2007, the Company issued a note payable to an unaffiliated third party in exchange for $25,000.  This note carries and interest rate of 10% per annum and is due on demand.  As of December 31, 2007, the entire principal balance of this note remained due and outstanding.  During the year ended December 31, 2008, an additional $20,000 was loaned to the Company and $44,346 was repaid leaving an unpaid principal balance of $654 due on these loans at December 31, 2008.

In February 2008, the Company issued a note payable to an unaffiliated third party in exchange for $50,000.  This note carries and interest rate of 10.5% per annum and was due 90 days following its issuance and later extended to July 1, 2008.  As of December 31, 2008, the entire principal balance of this note remained due and outstanding.

In December 2008, the Company issued a note payable to an unaffiliated third party in exchange for $25,000.  This note carries and interest rate of 10% per annum and was due on December 31, 2008.  As of December 31, 2008, the entire principal balance of this note remained due and outstanding.

	2008	2007
$25,000 promissory note issued in December 2007 and due on demand; 10% interest rate	$654	$25,000

$50,000 promissory note issued in December 2008 and due on July 1, 2008; 10.5% interest rate	50,000	-

Various promissory notes issued in 2008 and due on demand; 10% interest rate	58,292	-

	$108,946	$25,000

During the year ended December 31, 2008, the Company incurred interest expense of $7,908 on the various promissory notes.  During the year ended December 31, 2007, the company incurred $82 in interest expense on the notes outstanding.

Convertible Notes Payable

In December 2007, the Company issued notes payable for the issuance of $125,000 of 10% unsecured convertible notes (the “December Notes”).  Included in the December Notes is $25,000 received from an entity controlled by Henry Fong, a manager of the Company, and described in Related Party Transactions above.  The December Notes were due and payable thirty days from their issuance and are convertible into a membership interest in the Company on a $1.00 for $1.00 basis. The Company has determined that the conversion feature does not represent an embedded derivative as the conversion price is known and is not variable making them conventional.  The Company determined there was no beneficial conversion feature related to the December Notes as there was no difference between the conversion price and the price paid by the Company’s existing members in previous equity transactions.  Each of these notes remained outstanding at December 31, 2008 and 2007, respectively.

In March 2008, the Company issued additional notes payable for the issuance of $100,000 of 10% unsecured convertible notes (the “March Notes”).  The March Notes were due and payable thirty days from their issuance and are convertible into a membership interest in the Company on a $1.00 for $1.00 basis. The Company has determined that the conversion feature does not represent an embedded derivative as the conversion price is known and is not variable making them conventional.  The Company determined there was no beneficial conversion feature related to the December Notes as there was no difference between the conversion price and the price paid by the Company’s existing members in previous equity transactions.  Each of these notes remained outstanding at December 31, 2008.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

The Company’s convertible promissory notes payable consist of the following at December 31, 2008 and 2007:

	2008	2007
$125,000 convertible promissory notes issued in December 2007 and due in January 2008; 10% interest rate	$125,000	$125,000

$100,000 convertible promissory notes issued in March 2008 and due in April 2008; 10% interest rate	100,000	-

	$225,000	$125,000

During the year ended December 31, 2008, the Company incurred interest expense of $20,750 on the convertible notes.  During the year ended December 31, 2007, the company incurred $424 in interest expense on the convertible notes.

5.           Payroll Liabilities

Following the formation of API in May 2008, the Company hired certain former employees of HPI and maintained an office in Seattle, Washington.  During that time, the Company paid wages to these employees without the benefit of a payroll management service.  Upon the Company’s move from Seattle to Philadelphia, Pennsylvania in October 2008, the Company retained the services of a payroll management service to handle its payroll functions.  During that period from May to October 2008, the Company recorded $52,576 in payroll liabilities due from wages paid to its employees.  This amount is included on the balance sheets at December 31, 2008 as “payroll liabilities”.

6.           Notes Receivable

In December 2007, the Company paid $100,000 to an institutional investor holding the Secured Notes of HPI that was used to pay down principal and interest payable on the Secured Notes.  This amount is listed as a ”debt securities” at December 31, 2007 and bears no interest.  Following the Company’s acquisition of the Secured Notes and the subsequent acquisition of the HPI assets, this amount was included in “write-down of debt securities” and expensed at December 31, 2008.

During the year ended December 31, 2008, the Company loaned $120,750 to FastFunds Financial Corporation, an affiliate.  Each of these loans carry an interest rate of 8% per annum and are due on demand.  The Company recorded $4,948 in interest receivable on these notes that was recorded as an offset to “Other income - interest expense” on the December 31, 2008 Statements of Operations.

7.           Members Equity Deficiency

During the year ended December 31, 2007, no membership interests in the Company were issued.  During the year ended December 31, 2008, the Company issued total membership interests of $1,636,800 to twenty four individuals or entities.  In addition to their membership interest, the members will receive warrants to purchase up to 9,984,000 shares of common stock of the publicly traded company upon consummation of any transaction through which the Company becomes publicly traded.  The terms of these warrants will be negotiated and determined as part of any such going public transaction.

HPI PARTNERS, LLC AND SUBSIDIARY
Notes to Financial Statements
December 31, 2008 and 2007

8.           Commitments and Contingencies

In addition to their membership interest, members of the Company are entitled to receive warrants to purchase shares of common stock of the publicly traded company upon consummation of any transaction through which the Company becomes publicly traded.  The total number of warrants to be issued and terms of these warrants will be negotiated and determined as part of any such going public transaction and will be based on the total membership interests outstanding at the close of such transaction.  As of December 31, 2008, the members holding $1,636,800 in membership interests in the Company would be entitled to receive 9,984,000 warrants.

In connection with the Company’s acquisition of the HPI assets, the acquisition of certain intellectual property of HPI was disputed.  Accordingly, the Company is party to an arbitration proceeding to determine whether this intellectual property can be transferred to the Company as part of the asset acquisition.  While the Company believes it is entitled to ownership of these disputed assets and therefore will prevail in the arbitration, the Company does not believe the acquisition of this intellectual property is necessary to operate its business and will continue to operate whatever the outcome of the arbitration proceedings may be.

9.           Income Taxes

The Internal Revenue Service treats multi-member Limited Liability Corporation’s as partnerships for tax purposes.  Multi-member LLCs therefore do not pay taxes on business income; instead, the LLC owners each pay taxes on their share of the profits through their personal income tax returns. Each LLC member's share of profits and losses, called a distributive share, is set out pursuant to the terms of the LLC operating agreement.  Accordingly, the Company records no tax assets or liabilities.